Exhibit 10.5

CITIBANK, N.A. CITIGROUP GLOBAL MARKETS INC. 390 Greenwich Street New York, New York 10013	J.P. MORGAN SECURITIES INC. JPMORGAN CHASE BANK, N.A. 270 Park Avenue New York, New York 10017	BANC OF AMERICA SECURITIES LLC BANK OF AMERICA, N.A. Nine West 57th Street New York, New York 10019

GOLDMAN SACHS CREDIT PARTNERS L.P. 85 Broad Street New York, New York 10004	MORGAN STANLEY SENIOR FUNDING, INC. 1585 Broadway New York, New York 10036

CONFIDENTIAL

July 30, 2007

The ServiceMaster Company
860 Ridge Lake Boulevard
Memphis, Tennessee  38120
Attention:  Treasurer

The Senior Managing Agents referenced on Annex I hereto (the “Senior Managing Agents”)

Amendment Letter

Ladies and Gentlemen:

Reference is made to the (i) Credit Agreement, dated as of July 24, 2007 (as amended, supplemented, waived or otherwise modified from time to time, the “Term Loan Credit Agreement”), among CDRSVM Acquisition Co., Inc., a Delaware corporation (the rights and obligations of which have been assumed by The ServiceMaster Company, a Delaware corporation) (the “Borrower”), the several banks and other financial institutions from time to time party thereto (the “Lenders”), Citibank N.A., as administrative agent,  collateral agent and LC Facility issuing bank (the “Administrative Agent”) and JPMorgan Chase Bank, N.A., as syndication agent and (ii) the Commitment Letter dated April 9, 2007, (the “Commitment Letter”) by and among the Borrower, Citigroup Global Markets Inc. (“CGMI”) on behalf of Citigroup (as defined in the Commitment Letter), JPMorgan Chase Bank, N.A. (“JPMCB”), J.P. Morgan Securities Inc., Bank of America, N.A. (“BANA”), Banc of America Bridge LLC, Banc of America Securities LLC, Blue Ridge Investments,

L.L.C., Goldman Sachs Credit Partners L.P. (“GSCP”) and Morgan Stanley Senior Funding, Inc. (“MSSF”, and together with CGMI, JPMorgan, BANA, BAS and GSCP, collectively, the “Joint Lead Arrangers”).  Unless otherwise defined herein, terms defined in the Term Loan Credit Agreement and used herein shall have the meanings given to them in the Term Loan Credit Agreement.

The parties hereby agree that until the date that is the earlier of (i) the date which is 90 days from the Closing Date and (ii) the date on which Citigroup, JPMCB, Bank of America, GSCP and MSSF (collectively, the “Commitment Letter Lenders”) no longer hold any Term Loans, Delayed Draw Term Loan Commitments or LC Facility Participations under the Term Loan Credit Agreement (such date, the “Syndication Date”), if requested prior to the Syndication Date by one or more Lenders holding at least a majority in the aggregate of Term Loans, Delayed Draw Term Loan Commitments and/or Delayed Draw Term Loans, and LC Facility Participations and/or LC Facility Term Loans then held by all Lenders (which request shall be made in writing to the Borrower), the Borrower, together with the Administrative Agent and the Lenders, shall amend and restate the Term Loan Credit Agreement (as so amended and restated, the “Amended and Restated Term Loan Credit Agreement”) solely to provide for two tranches of term loans (the “Tranche B-1 Term Loans” and the “Tranche B-2 Term Loans”, respectively) having the terms described below, provided that (i) the Borrower shall not be obligated to enter into such Amended and Restated Term Loan Credit Agreement unless each other party to the Term Loan Credit Agreement shall do so, (ii) the changes effected thereby shall not be adverse to the Borrower in any respect unless the Borrower shall consent thereto (which consent may be withheld by the Borrower in its sole discretion) and (iii) such Amended and Restated Term Loan Credit Agreement shall otherwise be in form and substance reasonably satisfactory to the Borrower, the Administrative Agent and the Lenders.  Such Tranche B-2 Term Loans shall include (a) any outstanding Delayed Draw Term Loan Commitments and/or Delayed Draw Term Loans then held by the Commitment Letter Lenders to the extent such Delayed Draw Term Loans and/or Delayed Draw Term Loan Commitments have not been allocated for syndication, (b) any outstanding LC Facility Participations and/or LC Facility Term Loans then held by the Commitment Letter Lenders to the extent such LC Facility Participations and/or LC Facility Term Loans have not been allocated for syndication and (c) any other Term Loans then held by the Commitment Letter Lenders to the extent such Term Loans have not been allocated for syndication.  Such Tranche B-1 Term Loans shall include all other Term Loans that do not constitute Tranche B-2 Term Loans.  For the avoidance of doubt, all Term Loans, LC Facility Participations and/or LC Facility Term Loans and Delayed Draw Term Loan Commitments and/or Delayed Draw Term Loans held by the Senior Managing Agents shall constitute Tranche B-1 Term Loans.  The Tranche B-1 Term Loans and the Tranche B-2 Term Loans shall have the same terms and be pari passu in all respects, except that proceeds from Collateral in connection with the exercise of secured creditor remedies shall be allocated to repay Tranche B-1 Term Loans in full prior to any allocation of such proceeds to repay Tranche B-2 Term Loans.

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This Amendment Letter shall be governed by, and construed in accordance with, the law of the state of New York.  Each party hereto hereby waives, to the fullest extent permitted by applicable law, any right to trial by jury with respect to any action or proceeding arising out of or relating to this Amendment Letter.

The parties hereto acknowledge that the Borrower shall have no obligation to keep this Amendment Letter confidential and, without limiting the foregoing, this Amendment Letter or any of its terms or contents may be disclosed to any third party or circulated or referred to publicly by the Borrower, including but not limited to in any filing with the Securities and Exchange Commission.

This Amendment Letter may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts shall be an original, but all of which shall together constitute one and the same instrument.  The terms and conditions of this Amendment Letter may be modified only in writing signed by each of the parties hereto.

[Signature pages follow]

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Annex I

Senior Managing Agents

BNP Paribas

Bank of Tokyo-Mitsubishi UFJ Trust Company

Fortis Capital Corp

General Electric Capital Corporation

HSBC Bank USA, N.A.

Natixis

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank Nederland”, New York Branch

The Royal Bank of Scotland plc

Arrangers:

Accepted and Agreed:

CITIBANK, N.A.

By:	/s/ Timothy P. Dilworth
Name: Timothy P. Dilworth
Title: Vice President

CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Timothy P. Dilworth
Name: Timothy P. Dilworth
Title: Director

JPMORGAN CHASE BANK, N.A.

By:	/s/ Bruce S. Borden
Name: Bruce S. Borden
Title: Executive Director

J.P. MORGAN SECURITIES INC.

By:	/s/ Frederic Distel
Name: Frederic Distel
Title: Vice President

BANK OF AMERICA, N.A.

By:	/s/ Robert Klawinski
Name: Robert Klawinski
Title: Senior Vice President

BANC OF AMERICA SECURITIES LLC

By:	/s/ Matthew Girando
Name: Matthew Girando
Title: Vice President

GOLDMAN SACHS CREDIT PARTNERS L.P.

By:	/s/ Bruce H. Mendelsohn
Name: Bruce H. Mendelsohn
Title: Authorized Signatory

MORGAN STANLEY SENIOR FUNDING, INC.

By:	/s/ Eugene F. Martin
Name: Eugene F. Martin
Title: Vice President

BANC OF AMERICA BRIDGE LLC

By:	/s/ Robert Klawinski
Name: Robert Klawinski
Title: Senior Vice President

BLUE RIDGE INVESTMENTS, L.L.C.

By:	/s/ George C. Carp
Name: George C. Carp
Title: SVP — Finance

The provisions of this Amendment Letter with respect to the Term Loan Credit Agreement are Accepted and Agreed to as of the date first above written:

THE SERVICEMASTER COMPANY

By:	/s/ Ernest J. Mrozek
Name: Ernest J. Mrozek
Title: Chief Financial Officer

By:	/s/ Eric Zarnikow
Name: Eric Zarnikow
Title: Senior Vice President & Treasurer

BNP PARIBAS

By:	/s/ Cecile Scherer
	Name:	Cecile Scherer
	Title:	Director Merchant Banking Group

By:	/s/ Amy Kirschner
	Name:	Amy Kirschner
	Title:	Managing Director

BANK OF TOKYO-MITSUBISHI UFJ TRUST COMPANY

By:	/s/ Karen A. Brinkman
	Name:	Karen A. Brinkman
	Title:	Vice President

FORTIS CAPITAL CORP

By:	/s/ John Crawford
	Name:	John Crawford
	Title:	MD

By:	/s/ Michiel V.M. van der Voort
	Name:	Michiel V.M. van der Voort
	Title:	MD

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Michelle C. Handy
	Name:	Michelle C. Handy
	Title:	Its Duly Authorized Signatory

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Bradley A. Olsen
	Name:	Bradley A. Olsen
	Title:	Assistant Vice President

NATIXIS

By:	/s/ Gerardo Cunet
	Name:	Gerardo Cunet
	Title:	Director

By:	/s/ Tefta Ghilaga
	Name:	Tefta Ghilaga
	Title:	Director

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. “RABOBANK NEDERLAND”, NEW YORK BRANCH

By:	/s/ Nader Pasdar
	Name:	Nader Pasdar
	Title:	Executive Director

By:	/s/ Andrew Sherman
	Name:	Andrew Sherman
	Title:	Executive Director

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ David Gilio
	Name:	David Gilio
	Title:	Managing Director